[NOTICE: The Registrant has requested "confidential treatment" from the U. S. Securities and Exchange Commission (the "Commission") for certain information that is contained in the original, unmodified version of this letter. The Registrant is permitted to request said "confidential treatment" of certain information it deems appropriate pursuant to 17 CFR 240.24b -2 and/or 17 CFR 200.83. Under separate cover, the Registrant has informed the Commission of the reason or reasons it has requested "confidential treatment" and the specific language that has been removed from this abridged version of the original letter. Any reader hereof will notice the omission of the text deemed to be "confidential" by the Registrant, as any such omission will be identified hereinunder by the following phrase "(*Request for Confidential Treatment*)."

Office of the President

Randolph S. Hudson

Direct Telephone and Telecopier (585) 495-6914

CARTOON ACQUISITION, INC.

Post Office Box 202

Wyoming, New York 14591-0202

Advice of Delivery;

Delivered by Priority Mail, Confirmation No. 0306 3030 0003 6423 3499

June 12, 2007

Mr. Carlton Tartar
Assistant Chief Accountant
DIVISION OF CORPORATION FINANCE
Mail Stop 3561
U. S. Securities and Exchange Commission
100 F Street, Northeast
Washington, D. C. 20549-0306

Subject:	Your Reference:	Cartoon Acquisition, Inc. (Delaware)
Item 4.01 Form 8-K
Filed September 12, 2006
File No. 000-50411

Dear Mr. Tartar:

     Cartoon Acquisition, Inc., a United States corporation organized under the laws of the State of Delaware, Commission File No. 000-50411 (the "Registrant"), received your first comment

[Recomposed Form of Letter to SEC dated June 12, 2007, Page - 1 -]

letter dated September 12, 2006 in regard to the matter subject hereof (the "First Accounting Comment Letter"), a facsimile of which is annexed as an exhibit hereto and incorporated herein by reference thereto, and, in respect of the related disclosures by it made on Form 8-K, dated September 8, 2006 (the "Subject Report").

     The Registrant offers its apology to the Commission for the long delay in providing the Commission with its initial, formal reply to the First Accounting Comment Letter; however, the Registrant has been experiencing a significant number of impediments relative to its corporate administration and operations, most of which have been previously reported to the Commission in one or more reports on Form 8-K. The Registrant is grateful to the Commission for its offer of assistance, as was stated by the Commission in the First Accounting Comment Letter, in order to permit the Registrant to correct the Subject Report or to otherwise allow the Registrant to provide an adequate explanation or explanations with regard to its disclosures in the Subject Report, and, in furtherance of the informal discussions between the Registrant and the Commission subsequent to the date of the First Accounting Comment Letter.

     This letter is intended to satisfy the Commission's initial concerns about the Registrant's disclosures in the Subject Report, as amended, and, also, the Registrant hopes to eliminate any of the Commission's further concerns, which were informally discussed between the Registrant's principal executive officer and the Commission during a number of "follow-up" telephone conversations and e-mail transmittals that succeeded the Registrant's receipt of the First Accounting Comment Letter. (The Registrant understands that all such informal communications between the Registrant and the Commission, either by e-mail or by telephone, does not assuage the Registrant from incorporating its responses to said discussions or communications in one or more reports that conform to the Commission's disclosure requirements, which the Registrant will be required to file with the Commission in this regard.)

     In general, the Registrant's reply to the First Accounting Comment Letter is limited to its reassessment of certain disclosures by it made in Item 4.01 of the Subject Report, or by its unintentional omission thereunder, and, of the approach the Registrant used to previously report, or by its unintentional failure to correctly report, each of the following events: (a) the voluntary resignation of Berger Apple & Associates, Ltd., of Beachwood, Ohio, the firm of which formerly served as the Registrant's certifying accountant, (b) the engagement and continued employment of Michael T. Studer, CPA, P. C., of Freeport, New York, the firm of which was duly appointed to serve as the Registrant's principal certifying accountant, and (c) the Registrant's disclosure in the Subject Report regarding the voluntary resignation of John J. Marchaesi, C. P. A., of Rochester, New York, who served as the Registrant's principal, non-certifying accountant.

     In addition, during the conduct of certain of the aforementioned "follow-up" calls with the Commission, the Registrant learned of other concerns (although not formally notified of such concerns in writing) by the Commission; therefore, the Registrant will provide the following additional information to the Commission in an attempt to satisfy all of the Commission's concerns and to provide the Commission with all of the information the Registrant has determined the Commission will require to fully satisfy its inquiries in this overall matter and to close this case. The additional information is comprised of: (d) the information regarding the nomination of Liebman, Goldberg & Drogin, LLP, of Cleveland, Ohio, the firm of which was nominated and elected to serve as the Registrant's certifying accountant following the resignation of Berger Apple & Associates, Ltd., (e) the information concerning the subsequent

[Recomposed Form of Letter to SEC dated June 12, 2007, Page - 2 -]

dismissal by the Registrant's Board of Directors of Liebman, Goldberg & Drogin LLP from its appointment to serve as the Registrant's certifying accountant, and (f) the information on the Registrant's official position with respect to its observance of the applicable provisions of Regulation S-X; (*Request for Confidential Treatment*). (In addition, the Registrant is addressing other issues for which it is requesting "confidential treatment.")

     The Registrant considers its first reply to the First Accounting Comment Letter to be an expansion of the remarks and disclosures made by it in any prior report, as amended, that contained any information that is subject to the First Accounting Comment Letter, or, as a further explanation of any material event the Commission may compel or influence the Registrant to disclose in any successive or amended report or filing in regard to the Subject Report's contents. Consequently, the Registrant may use "forward-looking" or other subjective statements in responding to the Commission's First Accounting Comment Letter. Thus, as would be appropriate in this regard, the Registrant must rely on its ability to claim "safe harbor" provisions for certain statements made by it hereinunder. Also, because the Registrant deems the information contained in this letter to be a continuing part of any disclosure that it did make under the cover of any Commission-approved form, report, or schedule, the Registrant must deem that its explanation or explanations in respect of the First Accounting Comment Letter, or by the additional, "follow-up" information the Registrant is voluntarily providing to the Commission hereinunder, should be considered by the Commission to be "filed" by the Registrant, in accordance with the action associated with said term (which is defined in Section 18 of the Exchange Act).

Section 1. First Query by the Commission.

A. Item 4.01 on Subject Report; Resignation of the Registrant's Compilation Accountant.

     The Registrant previously reported the resignation of John J. Marchaesi, C. P. A., of Rochester, New York, under Item 4.01 of the Subject Report because its principal executive officer determined the Registrant had the obligation so to do.

     Mr. Marchaesi was duly engaged by the Registrant to serve as its principal independent non-certifying accountant; specifically, to hold the position as that of the Registrant's compilation accountant upon whom the Registrant's certifying accountant could express reliance.

     The subject item, 4.01 on Form 8-K (on both the version with the current O. M. B. number and the previous version the Registrant observed to prepare the Subject Report), states under subsection (a): "If an independent accountant who was previously engaged as the principal accountant to audit the registrant's financial statements, or an independent accountant upon whom the principal accountant expressed reliance in its report regarding a significant subsidiary resigns (or indicates that it declines to stand for re-appointment after completion of the current audit) or is dismissed, disclose the information required by Item 304(a)(1) of Regulation S-K or Item 304(a)(1) of Regulation S-B, as applicable, including compliance with Item 3.04(a)(3) of Regulation S-K or Item 304(a)(3) of Regulation S-B (17 CFR 229.304(a)(1) and (a)(3) or 228.304(a)(1) and (a)(3), respectively)."

[Recomposed Form of Letter to SEC dated June 12, 2007, Page - 3 -]

     Following the Registrant's review of this issue, and in consideration of the aforementioned factors, the Registrant must state that because the Registrant deemed Mr. Marchaesi to be "an independent accountant upon whom the principal accountant expressed reliance in its report regarding a significant subsidiary", the Registrant's principal accounting officer presumed that Mr. Marchaesi's voluntary termination was to have been disclosed to the Commission (based on his literal interpretation of the Commission's instructions to filers-in-general in this regard). However, in that the Commission has officially informed the Registrant that no further disclosures will be required to be made by the Registrant in the future for this type of event, the Registrant will omit any further disclosures in this regard, with the single exception of redacting, restating, and amending its previously reported disclosures in the Subject Report; whereunder, Mr. Marchaesi's departure will be reclassified and included in Section 8 - Other Events.

     In order to aid the Commission in further investigating and reviewing each of the Registrant's statements in regard to Mr. Marchaesi, in addition to the Subject Report, the Registrant has mentioned or otherwise has made references to Mr. Marchaesi in the following reports:

		Page
Description of Entry	Report Accession No.	No.

Form 8-K dated March 6, 2006
Item 8.01
Delivery of Documents to John J.
Marchaesi. C. P. A.	0001294447-06-000010	2

Subject Report
(Form 8-K dated September 12,
2006)
Item 4.01
Dismissal of Registrant's Non-		6, 7, 8,
Certifying Accountant	0001351458-06-000013	9, 21

(First Amended) Form 8-K dated
September 19, 2006
Explanatory Section
Mention of Marchaesi	0001351458-06-000018	2

Registrant's Proposed Resolution to the Commission's First Query: As it appears to have been a misinterpretation of the Commission's rules and regulations and an unintentional error on the part of the Registrant in regard to reporting Mr. Marchaesi's departure, the Registrant does hereby notify the Commission that it intends to file an amendment to the Subject Report within seven (7) business days from the date of this letter; whereby, the Registrant will redact its previous reference to Mr. Marchaesi's departure under Item 4.01 of Form 8-K and will reclassify Mr. Marchaesi's departure under Item 8.01, as a other event. (It is important for the Commission to note: In any event, with objectivity to the Commission and its rules and regulations, the Registrant determined that a part of its obligation to report Mr. Marchaesi's departure is required to be divulged to its security holders because Mr. Marchaesi's departure is

[Recomposed Form of Letter to SEC dated June 12, 2007, Page - 4 -]

material to the Registrant's compliance in respect of its requirement to employ certain types of accountants in order to maintain its compliance under the Sarbanes-Oxley Act. The Registrant will recompose the Subject Report to reveal Mr. Marchaesi's voluntary termination in the appropriate section, and will include the other items that were stated in the initial, unamended version of the Subject Report and unaffected by this matter, to satisfy the Commission's inquiry in this regard.)

Section 2. Second Query by the Commission.

A. Engagement of Michael T. Studer, C. P. A., P. C. as Registrant's Certifying Accountant.

     In the first part of the Commission's second query, the Commission noted that it appeared the Registrant did not properly report the engagement of Michael T. Studer, C. P. A., P. C., of Freeport, New York under Item 4.01 on a Form 8-K Current Report.

     Following the Registrant's review of this issue, the Registrant must state that it was then the understanding of the Registrant's principal executive officer that certain information, if included on a Form 10-QSB Quarterly Report, did not need to be repeated or republished on a separate Form 8-K, if the filing of the quarterly report would precede the (late) filing of any such report on Form 8-K for any given quarter's events. (In fairness to the Commission's review of this matter, it should be noted: The Registrant has been delinquent in certain of its reporting obligations under Section 13(a) of the Securities Exchange Act of 1934, in respect of its periodic and annual reports, from December 31, 2003 to-date. While the Registrant is making, and has been making, every attempt to provide timely and accurate disclosures to the Commission and to the public, as required by Federal securities laws, the Registrant has experienced, and continues to experience, a number of impediments that have prevented it from fully and timely complying with its reporting obligations. Consequently, certain material events have occurred, only later to have been reported -late - in certain current, periodic, and/or annual reports. As of the date of this letter, the Registrant continues to remain delinquent in its reporting obligations beyond June 30, 2005 to-date.)

The interpretation by the Registrant's principal executive officer of General Instruction D and Item 5(a) of Form 10-QSB caused this confusion; however, it was never the intent of the Registrant to intentionally omit or withhold information from the Commission or from the public, especially, in the case of a change in the Registrant's certifying accountant or, in general, its accounting policies and procedures. In fact, the Registrant disclosed the Studer firm's engagement in some detail in its report for the quarterly period-ended June 30, 2005, and, further, the Registrant made numerous references to the Studer firm's engagement in additional reports.

Engagement of Michael T. Studer, C. P. A., P. C. and Reliance on Its Statements.

     On or about April 5, 2005, the Registrant's Board of Directors, acting unanimously without a meeting, recommended the engagement of Michael T. Studer, C. P. A., P. C., of Freeport, New York ("Studer") to serve as the Registrant's PCAOB-qualified principal certifying accountant. Subsequently, on or about April 6, 2005, the Registrant's principal shareholder, Randolph S. Hudson, acting by less than the unanimous written consent of all shareholders, approved the engagement of the Studer firm. (The Registrant has made certain references in prior disclosures as to the Studer firm's engagement. The Registrant requests the Commission to review such disclosures, pursuant to the list of all such disclosures identified in the

[Recomposed Form of Letter to SEC dated June 12, 2007, Page - 5 -]

table hereinbelow.) (A facsimile of the Studer firm's engagement letter is annexed as an exhibit hereto and incorporated herein by reference thereto.)

     As the Registrant then previously reported that it was experiencing limitations on its working capital, due to its ongoing preliminary development, it was necessary for the Registrant to arrange a credit accommodation in order to retain the Studer firm. Consequently, as it would be appropriate for the Registrant to disclose, the Registrant relied on a capital accommodation from Heritage LTD, L. C., of Salt Lake City, Utah, in principal the amount of $2,000, in order to engage the Studer firm. In fact, Heritage's managing member referred the Studer firm to the Registrant, and, as of the date of this letter, no officer or director of the Registrant has ever met Mr. Studer, nor any other accountant employed by the Studer firm, in person. The Registrant has conducted all of its business with the Studer firm by electronic means, by telephone, or by telecopier.

     The Registrant previously reported this certain relationship between Heritage, the Studer firm, and the Registrant in the following reports:

Page
Description of Entry	Report Accession No.	No.

Form 10-QSB Quarterly Report
Quarter Ended June 30, 2005
Item 2.1 Plan of Operation
Item 5.6 Other Events. Certain
Relationships and Related
Transactions	0001294447-06-000012	9,36,37

(Amended) Form 10-QSB
Quarter Ended June 30, 2005
Item 2.1 Plan of Operation
Item 5.6 Other Events. Certain
Relationships and Related
Transactions	0001294447-06-000014	9, 36, 37

Form 8-K Current Report
(Subject Report)
Period Ended September 8, 2006
Item 2.04 Triggering Events	0001351458-06-000013	20, 21

     (Certain other events involving the Registrant's obligation to Heritage have transpired. Some of those certain events were previously reported to the Commission and to the public on a Form 8-K Current Report for the period-ended September 8, 2006, the Subject Report. Additional events involving Heritage's association with the Registrant are expected to be reported in the Registrant's quarterly report for the quarter-ended March 31, 2007 and in an annual report for the year that will end on December 31, 2007.)

     Prior to the Studer firm's engagement, the Registrant expressed full reliance on Berger Apple's review and certification of its statements of financial condition. Moreover, as

[Recomposed Form of Letter to SEC dated June 12, 2007, Page - 6 -]

indicated elsewhere in this letter, with the exceptions of the Studer firm and Berger Apple, no other principal certifying accountancy firm reviewed, consulted with the Registrant, or prepared any of the Registrant's statements of financial condition.

     In the Registrant's opinion, by and through its principal financial officer and sole non-independent member of its Audit Committee, Randolph S. Hudson, during the Studer firm's employment: (a) no statements of the Registrant's financial condition - at any time, two years prior to the date of this letter, or otherwise - contained any adverse opinion or disclaimer of opinion and no statement of financial condition, or notes thereto, were modified as to any uncertainty, scope of audit, or accounting principles.

     As of the date of the most recent invoice submitted by the Studer firm to and received by the Registrant (in or about July 2006), the Registrant owed the Studer firm approximately $2,600 for its services, which concluded with its review of the Registrant's quarterly statements of financial condition for the quarter-ended June 30, 2005. While the Registrant acknowledges the Studer firm did perform certain work on the Registrant's statements of financial condition for the quarter-ended September 30, 2005, the Studer firm did not formally issue any statement regarding its review for that quarter, and, consequently, the Registrant was incapable of subsequently disclosing that financial information to the Commission and to the public. (*Request for Confidential Treatment*).

     At no time from its engagement to-date did the Studer firm formally notify the Registrant:

      (a) that it did not have the internal controls necessary to develop reliable financial statements;

      (b) that information had been brought to the Studer firm's attention which made it unwilling to rely on any of the Registrant's management's representations, or, that the Studer firm was unwilling to be associated with the financial statements prepared by the Registrant's management;

      (c) that the scope of any audit of the Registrant should be expanded, that information came to the accountant's attention that would materially affect the fairness or reliability of a report previously issued by the Registrant, or, that any financial statements issued or to have become issued covering any respective period or periods subsequent to the date of the most recent audited financial statements indicated any matter that was not resolved from the date of the Studer firm's engagement to-date.

     To demonstrate to the Commission that the Registrant was not attempting to conceal information on the Studer firm's engagement or to intentionally omit the disclosure of certain facts pertaining to the Studer firm's engagement, the Registrant is presenting tabular information to the Commission, so the Commission may view the Registrant's prior and extensive disclosures in this regard, as follows:

Page
Description of Entry	Report Accession No.	No.

[Recomposed Form of Letter to SEC dated June 12, 2007, Page - 7 -]

Form 10-KSB December 31, 2003
Item 8.	Changes in and
Disagreements with Accountants
on Accounting and Financial
Disclosure
Subsequent Events.
Mention of Studer Engagement				0001294447-06-000003	15

Form 10-QSB September 30, 2004
Item 5. Other Information
Subsequent Events.
Mention of Studer Engagement				0001294447-05-000010	14

Form 10-KSB December 31, 2004
Item 8.	Changes	in	and
Disagreements with Accountants
on Accounting and Financial
Disclosure
Subsequent Events.
Mention of Studer				0001294447-06-000004	17

Form 10-QSB and Form 10-QSB/A
Period: June 30, 2005
Item 4. Submission of Matters to a
Vote of Security Holders
Item 5.5. Changes in Registrant's
Certifying Accountant					16,
Item 5.6. Other Events.					18,20,
The Studer Firm's Engagement				0001294447-06-000012 and 0001294447-06-	21, 33,
and/or Shareholder Ratification				000014	34

Subject Report
(Form 8-K dated September 12,
2006)
Item 2.02. Results of Operations
and Financial Condition.					7, 8, 9,
Mention of Studer				0001351458-06-000013	21

(Please note: In the majority of its previous disclosures, as are listed in the above table, the Registrant made references to its engagement of Michael T. Studer, as an individual, rather than to the engagement of the Studer firm. The Registrant would like to clarify its position on this matter, then having assumed that Mr. Studer was the sole officer, shareholder, and director of the Studer firm. Consequently, any references made to Mr. Studer as an individual should be construed by the reader to mean the reference to the Studer firm, and of Mr. Studer's employment thereby.)

(The Registrant is grateful to the Commission for informing it in the First Accounting Comment Letter that certain events that would be subject to disclosure under Item 4.01 and

[Recomposed Form of Letter to SEC dated June 12, 2007, Page - 8 -]

Item 4.02 of Form 8-K must be reported on that form, even if previously reported in a periodic or annual report.)

Registrant's Proposed Resolution to the First Part of the Commission's Second Query: In view of the aforementioned factors, after having read the Commission's guidelines on the form and content of reports on Form 8-K (relative to the subject matter hereof), and, after having reviewed and considered the Commission's concerns that it addressed to the Registrant in the First Accounting Comment Letter, the Registrant does hereby inform the Commission that it will file the information associated with the Studer firm's engagement, and all ancillary information, on a Form 8-K Current Report within seven (7) business days from the date of this letter. The Registrant further informs the Commission that said report will contain all of the information required by Item 4.01 of Form 8-K and all of the applicable provisions of Item 304 of Regulation S-B, which shall include all of the appropriate exhibits required by said items and by the Exhibit Table contained in Regulation S-B, accordingly.

B. Dismissal of Berger Apple & Associates, Ltd. as Registrant's Certifying Accountant.

     In the second part of the Commission's second query, the Commission noted that it appeared the Registrant did not properly report the dismissal of Berger Apple & Associates, Ltd. as then its certifying accountant under Item 4.01 on a Form 8-K Current Report.

     The Registrant did previously report Berger Apple's dismissal under (then the Commission's form of Form 8-K) Item 4 on a Form 8-K Current Report dated July 2, 2004; however, certain subsequent information and events that were associated with Berger Apple's termination were included in other subsequent periodic and annual reports.

     The principal reason behind Berger Apple's dismissal by the Registrant was because Berger Apple was not PCAOB-qualified on the date it was initially engaged as the Registrant's principal certifying accountant and because it was not approved by the PCAOB subsequent to its engagement and during its service to the Registrant.

     At no time from the date of its engagement through its dismissal date did Berger Apple formally notify the Registrant:

      (a) that it did not have the internal controls necessary to develop reliable financial statements;

      (b) that information had been brought to its attention which made it unwilling to rely on any of the Registrant's management's representations, or, that it was unwilling to be associated with the financial statements prepared by the Registrant's management;

      (c) that the scope of any audit of the Registrant should be expanded, that information came to the accountant's attention that would materially affect the fairness or reliability of a report previously issued by the Registrant, or, that any financial statements issued or to have become issued covering any respective period or periods subsequent to the date of the most recent audited financial statements indicated any matter that was not resolved from the date of its engagement through the date of its dismissal.

[Recomposed Form of Letter to SEC dated June 12, 2007, Page - 9 -]

     On January 25, 2005, a change in the Registrant's control occurred. The undersigned purchased the controlling interest in Cartoon (which was previously reported to the Commission on numerous periodic, annual, and ownership reports). Consequently, by the undersigned's attempt to rapidly organize Cartoon's business affairs, the undersigned was unable to locate Berger Apple's resignation. Therefore, Cartoon requested a copy of its resignation letter. Unfortunately, the copy that was provided to Cartoon by Berger Apple contained a resignation date and issue date which differed from their original letter, which Cartoon later discovered in its files.

     To that extent, although as the Commission claims, the Registrant's filings in this regard were inadequate or inappropriate, the Registrant reported the confusion over Berger Apple's dismissal on a number of different periodic and annual reports.

     To aid the Commission in its further review in this regard, I am listing the mention of Berger Apple's engagement and resignation in the Registrant's various reports in the table below:

Page
Description of Entry					Report Accession No.	No.

Form 10-QSB Quarterly Report
September 30, 2004
Item 4. Submission of Matters to a						13, 14,
Vote of Security Holders.					0001294447-05-000010	15

(First Amended) Form 10-QSB
September 30, 2004
Item 4. Submission of Matters to a						14, 15,
Vote of Security Holders.					0001294447-05-000015	16, 17

Form 10-KSB Annual Report
December 31, 2004
Item 4. Submission of Matters to a
Vote of Security Holders.
Item	8.	Changes	in	and
Disagreements with Accountants
on Accounting and Financial
Disclosure.						6, 17,
					0001294447-06-000004	18, 23
Form 10-QSB Quarterly Report
June 30, 2005
Item 4. Information Required by						21, 22,
Items of Schedule 14A.						23, 33,
Item 5. Changes in Registrant's						34, 35,
Certifying Accountant.					0001294447-06-000012	39

(First Amended) Form 10-QSB						21, 22,
Quarterly Report					0001294447-06-000014	23, 33,

[Recomposed Form of Letter to SEC dated June 12, 2007, Page - 10 -]

June 30, 2005	34, 35,
Item 4. Information Required by	39
Items of Schedule 14A.
Item 5. Changes in Registrant's
Certifying Accountant.

     In conclusion of its reply on this matter, the Registrant is grateful to the Commission for informing it in the First Accounting Comment Letter that certain events that would be subject to disclosure under Item 4.01 and Item 4.02 of Form 8-K must be reported on that form, even if previously reported in a periodic report, and, of the Commission's informing the Registrant as to the proper reporting of the engagement and/or dismissal of its certifying accountants under cover of separate reports, as is outlined in the Commission's staff guidelines on Form 8-K preparation and reporting.

Registrant's Proposed Resolution to the Second Part of the Commission's Second Query: Within seven (7) business days from the date of this letter, the Registrant will prepare an amended report on Form 8-K, which will contain a recomposition of certain information under Item 4.01 that would be appropriate and applicable to Berger Apple's resignation and that will further include additional information as to the disparity in the circumstances surrounding Berger Apple's "dual" resignation. The Registrant's disclosure will contain all necessary exhibits as to the appurtenant information, so the Commission and the public will be able to deduce an informed decision from the facts presented therein.

Section 3. Informal Concerns of the Commission Discussed with the Commission Subsequent to First Accounting Comment Letter.

A. Engagement and Dismissal of Liebman Goldberg & Drogin LLP as Registrant's Certifying Accountant.

     On a Form 8-K Current Report dated July 2, 2004, the Registrant reported the engagement of Liebman Goldberg as its new certifying accountant. However, the Registrant failed to report the circumstances surrounding the vote of security holders, and other information, that was required to change its certifying accountant, and, the Registrant failed to disclose the dismissal of Liebman Goldberg in a subsequent report on Form 8-K.

     While Liebman Goldberg was engaged by the Registrant (under the prior management of the Registrant and not by any action of the undersigned as a control shareholder), Liebman Goldberg never performed any work for the Registrant and the Registrant did not consult with Liebman Goldberg on any matters associated with the Registrant's financial condition or statements thereof.

     To aid the Commission in reviewing this matter, the Registrant is providing the Commission with the following table, so that it may investigate the Registrant's claims and references as to the engagement and dismissal of Liebman Goldberg, which the Registrant disclosed to the Commission in prior, various periodic and annual reports relating to this matter:

Description of Entry	Report Accession No.	Page

[Recomposed Form of Letter to SEC dated June 12, 2007, Page - 11 -]

No.

Form 8-K Current Report
July 2, 2004
Item 4(b).	New Independent
Auditors.		0000950152-04-005227	2

Form 10-QSB
September 30, 2004
Item 4. Submission of Matters to a
Vote of Security Holders.			14, 15,
Item 5. Other Information.		0001294447-05-000015	16

(First Amended) Form 10-QSB
September 30, 2004
Item 4. Submission of Matters to a
Vote of Security Holders.
Item 5. Other Information.			14, 15,
		0001294447-06-000004	16
Form 10-KSB Quarterly Report
December 31, 2004
Item 4.1. Information Required by
Items of Schedule 14A.
Item 5. Changes in Registrant's
Certifying Accountant.
Notes to Financial Statements.		0001294447-06-000004	6, 16

Form 10-QSB Quarterly Report
June 30, 2005
Item 4.1. Information Required by
Items of Schedule 14A.
Item 5. Changes in Registrant's			21, 22,
Certifying Accountant.		0001294447-06-000012	33, 34

(First Amended) Form 10-QSB
Quarterly Report June 30, 2005
Item 4.1. Information Required by
Items of Schedule 14A.
Item 5. Changes in Registrant's			21, 22,
Certifying Accountant.		0001294447-06-000014	33, 34

     In the case of Liebman Goldberg, the Registrant has determined that it met its obligation to report Liebman Goldberg's engagement; however, the Registrant did not indicate the terms by which Liebman Goldberg was dismissed.

     The Registrant's President, Randolph S. Hudson, has attempted to contact Liebman Goldberg on numerous occasions during the approximately eight months prior to the date of the First Accounting Comment Letter in respect of obtaining a letter from that firm with

[Recomposed Form of Letter to SEC dated June 12, 2007, Page - 12 -]

regard to its non-engagement and/or dismissal. In fact, as recently June 5, Mr. Hudson placed a call to Liebman Goldberg's offices in New York requesting to speak with that firm's managing partner. The receptionist indicated that a return call would be placed to the Registrant by the appropriate individual on June 7; however, no call was received by the Registrant. (The Registrant informally indicated to the addressee hereof, by e-mail, that it was going to sooner provide this letter to the Commission; however, it was delayed in delivering this letter to the Commission on the date indicated, in large part, due to the Registrant's awaiting a reply from Liebman Goldberg. As of June 11, 2007, the Registrant has not corresponded with any employee of Liebman Goldberg on any matter from the date of that firm's engagement, which became effective on July 2, 2004.)

     Again, the Registrant is grateful to the Commission for informing it as to the proper reporting of the engagement and/or dismissal of its certifying accountants pursuant to the Commission's staff guidelines relating to the preparation, reporting, and filing of these types of disclosures on Form 8-K.

Registrant's Proposed Resolution to the Liebman Goldberg Issue: Within seven (7) business days from the date of this letter, the Registrant will file a current report on Form 8-K for the appropriate period then ended, which indicates the circumstances surrounding the dismissal of Liebman Goldberg as the Registrant's certifying accountants. The Form 8-K report will contain all of the information required by Item 4.01 of Form 8-K and the information required by each applicable item of Regulation S-B in that regard.

B. Independence of Michael T. Studer, C. P. A., P. C. pursuant to Regulation S-X.

     During the period the firm Michael T. Studer, C. P. A., P. C. of Freeport, New York was engaged as the Registrant's principal certifying accountant, the Registrant expressed full reliance on the Studer firm's review and certification of its quarterly and annual statements of financial condition, beginning with the Studer firm's certification of the Registrant's annual report on Form 10-KSB for the year-ended December 31, 2003 through the review of the Registrant's quarterly report on Form 10-QSB for the quarterly period ended June 30, 2005. On each occasion, the Registrant delivered a representation letter to the Studer firm, either for its review or certification of the Registrant's statement of financial condition for the respective quarter-ended or year-ended, and, at all times, the Registrant remained independent from the Studer firm, and from Mr. Studer, as the term "independent" is defined in Regulation S-X of the Commission's rules and regulations.

     At no time during its engagement by the Registrant, nor at any other time in the company of any of the Registrant's shareholders, officers, directors, advisors, and consultants, did the Studer firm (a) own or was granted an option in the Registrant's common voting equity securities, (b) serve in any position as a key employee, officer, or director of the Registrant, either directly or indirectly through any spurious means (c) exert any influence over the voting or voting rights of any shareholder of the Registrant, or (d) establish a creditor-debtor relationship with the Registrant (with the exception of the Registrant owing the Studer firm for its review of the Registrant's statements of financial condition for (then) the current period-ended June 30, 2005).

Section 4. (*Request for Confidential Treatment*)

[Recomposed Form of Letter to SEC dated June 12, 2007, Page - 13 -]

Section 5. (*Request for Confidential Treatment*)

     Within seven (7) business days from the date hereof, this letter will be annexed as an exhibit to a current report on Form 8-K, which will disclose the existence of the Commission's First Accounting Comment Letter and of the Registrant's first reply (in the form of this letter), with the exception that it will exclude the information herein for which the Registrant requests "confidential treatment;" namely Section 4 and Section 5 hereinabove. Said Form 8-K may also contain additional information that the Registrant may determine is of material importance or significance to the Commission and to the Registrant's shareholders and/or investors.

     The Registrant appreciates the Commission's offer of assistance by permitting the Registrant to file clarifications to its statements by amendment, in order to further assist the Commission in its review of the Registrant's disclosures, most notable, those contained in the Subject Report. As a small business issuer with limited assets and financial resources, the Registrant, at all times, has been mindful of the Commission's views over the past nine years toward "blank check" or "shell" companies; to that extent, the Registrant has attempted to segregate itself from those types of companies, most notably, from those individuals who conduct said companies for no purpose other than to manipulate the value of those issuer's securities. As a matter of fact, under my administration and development of the Registrant, the Registrant has specifically avoided initiating a quotation for the Registrant's securities until all remedial issues have been addressed by comment or no comment from the Commission, to ensure that no manipulation of its securities, and no improprieties associated therewith may be alleged by any person.

     In connection with its reply to the Commission's comments in the First Accounting Comment Letter, the Registrant acknowledges that:

      a. the Registrant is responsible for the adequacy and accuracy of all of the information it is providing to the Commission hereinunder and in any disclosure that it will subsequently file with the Commission pursuant to this letter;

      b. the Commission's comments, or the Registrant's amendments or subsequent revisions to its prior disclosures in response to the Commission's comments, will not foreclose the Commission from taking any further action with regard to the Registrant's replies or disclosures subsequent to the First Accounting Comment Letter;

      c. the Registrant may not assert the Commission's comments as any defense in any proceeding initiated by the Commission against the Registrant or against any person employed by the Registrant pursuant to the Federal securities laws of the United States; and

      d. the Registrant understands that it, and each of its principal executive and principal financial officers, is subject to the anti-fraud provisions of the Securities Act of 1933, with respect to statements made by each of them to the Commission.

     If I may be of any further assistance, please do not hesitate to call me at (585) 495-6914 to discuss these matters, or, to have the Commission notify me by mail of its further concerns in this or in any other matter involving the Registrant. The Registrant welcomes any comments

[Recomposed Form of Letter to SEC dated June 12, 2007, Page - 14 -]

from the Commission in order to assist it in remedying its reporting obligation delinquency or in assisting the Commission to review any statements by it made thereto.

     (Please note: The Registrant has filed the necessary application on the EDGAR system to change its address; however, the Registrant did not formally file Form 8-K Current Report to indicate that it has changed its mailing address. The Registrant no longer maintains its principal executive office in Las Vegas; rather, the Registrant's mailing address has reverted to the address first above written. In the event the Commission determines that it must correspond with the Registrant on this or on any other matter, the Registrant respectfully requests the Commission to address any such correspondence accordingly. It should be further noted: The Registrant expects to file a current report on Form 8-K to indicate the change of its principal executive address within five (5) business days from the date hereof.)

     In closing, notwithstanding the Registrant's limitations on its working capital and other personnel resources, the Registrant takes its responsibility to file its reports very seriously. Moreover, the Registrant has attempted at all times under my administration to fully, completely, and accurately report each event of material significance to the Commission and to the Registrant's shareholders and prospective investors.

     The Registrant understands the Commission may form a conclusion in this matter that differs from that of the Registrant. However, the Registrant feels that it has made every effort to disclose all of the available information in sufficient detail for the Commission to review the matters subject hereof.

     Once again, may I thank the Commission for its having demonstrated its continued patience in this matter while the Registrant prepared its reply to the First Accounting Comment Letter and for its continuing patience during the Registrant's ongoing period of development.

Respectfully,

CARTOON ACQUISITION, INC.

(Original) /s/ Randolph S. Hudson

Randolph S. Hudson
Chairman of the Board
President
Chief Executive Officer
(Acting) Chief Financial Officer

RSH:wes

Enclosures, two

[Recomposed Form of Letter to SEC dated June 12, 2007, Page - 15 -]